Intangible Assets, Net - Summary Of Future Intangible Asset Amortization (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2023	¥ 12,305
2024	11,437
2025	11,437
2026	9,787
2027	9,637
Thereafter	8,046
Intangible assets, net	¥ 62,649	¥ 165,270